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                    SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C. 20549


                               -----------


                                FORM 8-K

                             CURRENT REPORT



                PURSUANT TO SECTION 13 OR 15(d) OF THE

                   SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported)  FEBRUARY 3, 1998
                                                 -----------------------------

                              CYGNUS, INC.
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            (Exact name of registrant as specified in charter)

         DELAWARE                     0-18962                   94-2978092
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(State or other jurisdiction        (Commission               (IRS Employer
      of incorporation)             File Number)            Identification No.)

400 PENOBSCOT DRIVE, REDWOOD CITY, CALIFORNIA                      94063-4719
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(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number, including area code       (650) 369-4300
                                                   ---------------------------

                              NOT APPLICABLE
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       (Former name or former address, if changed since last report)

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Item 5   OTHER EVENTS
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     On February 3, 1998, Cygnus, Inc. (the "Company") entered into Note
Purchase Agreements with certain institutional investors to issue and sell approximately $43 million of 4% Senior Subordinated Convertible Notes due 2005 (the ``Notes''). The Notes will be sold at par and mature on February 1, 2005 and bear interest at a rate of 4% per annum. Interest on the Notes may be paid in Common Stock or cash at the option of the Company. The Notes are convertible into Common Stock of the Company at a conversion price equal to the average of the two lowest trade prices of the Common Stock as reported on the Nasdaq National Market for a specified number of trading days immediately preceding the conversion date until February 1, 2000. The conversion price will be subject to maximum until February 1, 2000 and minimum conversion prices until February 1, 1999. Commencing February 1, 2000, the conversion price of the Notes will be set at a fixed price equal to the greater of $150.00 per share and 150% of the market price of the Common Stock for 20 trading days preceding such date.

     The form of First Supplemental Indenture and Note Purchase Agreement executed in connection with the Notes by the Company are attached hereto as Exhibits 4.5 and 10.38, respectively, and are incorporated herein by reference.


Item 7   FINANCIAL STATEMENTS AND EXHIBITS
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    (c)  Exhibits.    The following documents are filed as exhibits to this
         ---------    report:

           4.5 First Supplemental Indenture, dated as of February 3, 1998, to the Indenture dated as of February 3, 1998.

          10.38 Form of Note Purchase Agreement, dated February 3, 1998, by and between the Company and the Buyers named therein.

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                                 SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      CYGNUS, INC.
                                      (Registrant)


Date:  February 4, 1998              By:    /s/ John C. Hodgman
                                          --------------------------------
                                          John C. Hodgman
                                          Title:  Chief Financial Officer

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                                EXHIBIT INDEX

Exhibit         Description
-------         -----------

 4.5 First Supplemental Indenture, dated as of February 3, 1998, to the Indenture dated as of February 3, 1998.

10.38 Form of Note Purchase Agreement, dated February 3, 1998, by and between the Company and the Buyers named therein.